Consent of Independent Registered Public Accounting Firm
We hereby consent to the use in these Post-Effective Amendments No. 2 and 524 to Registration Statement on Form N-4 No. 333-222815 and 811-05618 (the “Registration Statement”) of Allianz Life Variable Account B of our reports dated March 27, 2019 and April 10, 2019, relating to the financial statements of Allianz Life Variable Account B and the statutory financial statements of Allianz Life Insurance Company of North America, respectively, which appear in such Registration Statement.  We also consent to the references to us under the headings “Auditor Update”, "Financial Statements", and "Statutory Financial Statements" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Minneapolis, Minnesota
October 21, 2019
Consent of Independent Auditors
The Board of Directors and Stockholder of Allianz Life Insurance Company of North America

We consent to the use of our report dated May 18th, 2018 on the statutory statements of admitted assets, liabilities, and capital and surplus of Allianz Life Insurance Company of North America as of December 31, 2017 and the related statutory statements of operations and capital and surplus, and cash flow for the years ended December 31, 2017 and 2016, incorporated by reference herein and to the references to our firm under the headings “Financial Statements” and “Statutory Financial Statements” in the prospectus.

/s/ KPMG LLP
Minneapolis, Minnesota
October 21, 2019

Consent of Independent Registered Public Accounting Firm
The Board of Directors of Allianz Life Insurance Company of North America
We consent to the use of our report, dated March 26, 2018, on the financial statements of Allianz Life Variable Account B of Allianz Life Insurance Company of North America (comprised of the sub-accounts listed in the appendix of our report) as of December 31, 2017, and for each of the years or periods listed in the appendix of our report, incorporated by reference herein and to the references to our firm under the heading “Financial Statements” in the prospectus.

                                                                                                                                                                                                                       /s/ KPMG LLP

Minneapolis, Minnesota
October 21, 2019